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                                                                   EXHIBIT 23(a)

                          CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form SB-2 of our report dated February 20, 1998, except for Note 14 as to which the date is May 10, 1998, on our audits of the financial statements of Computerized Thermal Imaging, Inc. for the years ended December 31, 1997 and 1996. We also consent to the reference to our firm under the caption "Experts."

Ham, Langston & Brezina, LLP


Houston, Texas
May 26, 1998